Exhibit 10.2

FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “First Amendment”), is entered into as of 7/20/11, by and between WELLS/FREMONT ASSOCIATES, a Georgia joint venture ("Seller"), and LIGHTHOUSE WORLDWIDE SOLUTIONS, INC., a California corporation ("Purchaser"). The parties hereto are sometimes jointly called the “Parties.”
R E C I T A L S:
A.Buyer and Seller have entered into that certain PURCHASE AND SALE AGREEMENT effective as of June 3, 2011 (“Purchase Agreement”), for the purchase and sale of that certain real property more particularly described in the Purchase Agreement (the “Property”).
B.The Financing Contingency Period expired and the Purchase Agreement terminated on July 18, 2011.
C.Buyer and Seller desire to reinstate and amend the Purchase Agreement on the terms and conditions contained herein.
NOW, THEREFORE, in consideration of the premises and the respective covenants and agreements hereinafter set forth, the Parties hereby agree as follows:
1.Reinstatement. The Purchase Agreement is hereby reinstated.
2.Financing Contingency Period. The Financing Contingency Period is extended such that it expires as of 5:00 pm, Pacific Time, August 1, 2011.
3.Binding Effect. This First Amendment shall be binding upon and inure to the benefit of the Parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns.
4.Counterparts. This First Amendment may be executed in counterparts, all of which together shall constitute one agreement binding on all of the Parties, notwithstanding that all such parties are not signatories to the original or the same counterpart.
5.Confirmation of the Purchase Agreement. Except as set forth in this First Amendment, the Purchase Agreement is not being amended, supplemented or otherwise modified, and all of the undersigned agree that the terms, conditions and agreements set forth in the Purchase Agreement are hereby ratified and confirmed and shall continue in full force and effect. Any capitalized terms not defined herein shall have the meanings ascribed to them in the Purchase Agreement.

IN WITNESS WHEREOF, the Parties have executed this First Amendment as of the day first above written.

Seller:

WELLS/FREMONT ASSOCIATES
a Georgia Joint Venture

By:Piedmont Operating Partnership, LP
a Delaware limited partnership

By:Piedmont Office Realty Trust, Inc.
a Maryland corporation
Its:General Partner

By: /s/ Robert E. Bowers
Name: Robert E. Bowers
Its: Executive Vice President

By:Wells Real Estate Fund X, L.P.
a Georgia limited partnership

By:Wells Partners, L.P.
a Georgia limited partnership
Its:General Partner

By:Wells Capital, Inc.
a Georgia corporation
Its:General Partner

By: /s/ Douglas P. Williams
Name: Douglas P. Williams
Its: Senior Vice President

By: /s/ Douglas P. Williams
Name: Leo F. Wells, III
Its: General Partner, by and through Douglas P. Williams , as attorney in fact
Buyer: LIGHTHOUSE WORLDWIDE SOLUTIONS, INC. a California corporation By: /s/ Dr. Tae Yun Kim Name: Dr. Tae Yun Kim Title: CEO

By:Wells Real Estate Fund XI, L.P.
a Georgia limited partnership

By:Wells Partners, L.P.
a Georgia limited partnership
Its:General Partner

By:Wells Capital, Inc.
a Georgia corporation
Its:General Partner

By: /s/ Douglas P. Williams
Name: Douglas P. Williams
Its: Senior Vice President

By: /s/ Douglas P. Williams
Name: Leo F. Wells, III
Its: General Partner, by and through Douglas P. Williams, as attorney in fact